SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) December 16, 2002
                               (December 16, 2002)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



      Oklahoma                        1-13726                     73-1395733
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
   of incorporation)                                         Identification No.)


 6100 North Western Avenue, Oklahoma City, Oklahoma                  73118
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    (Address of principal executive offices)                       (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on December 16, 2002 announcing the pricing of $150 million of 7.75% senior notes due 2015. The following was included in the Press Release:

OKLAHOMA CITY, OKLAHOMA, DECEMBER 16, 2002 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has priced a private offering of $150 million of senior notes due January 15, 2015, which will carry an interest rate of 7.75%. The senior notes were priced at 99.026% to yield 7.875%. The senior notes being sold by Chesapeake will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The senior notes will be eligible for trading under Rule 144A.

Closing of the senior notes offering is expected to occur on December 20, 2002, and is subject to satisfaction of customary closing conditions. Chesapeake intends to use the net proceeds of the offering to finance, in part, the recently announced acquisition of natural gas properties from ONEOK, Inc., which is scheduled to close in January 2003. In the event the ONEOK acquisition is not consummated, proceeds will be used for general corporate purposes including possible future acquisitions.

This announcement shall not constitute an offer to sell or a solicitation of an offer to buy. This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                CHESAPEAKE ENERGY CORPORATION



                                                By: /s/ Aubrey K. McClendon
                                                    ---------------------------
                                                        Aubrey K. McClendon
                                                     Chairman of the Board and
                                                      Chief Executive Officer

Dated:        December 16, 2002